Page 14 of 14

                                                                    Exhibit 10.h

                                   ALLONGE TO
                     THIRD AMENDED AND RESTATED MASTER NOTE
                            DATED AS OF JUNE 30, 2002
                            IN THE SUM OF $500,000.00


                                                As of September 30, 2005


      This Allonge is to be attached to and thereby made a part of the Third Amended and Restated Master Note executed by Ronson Aviation, Inc., a corporation of the State of New Jersey, and delivered to Summit Bank (predecessor-in-interest to Bank of America, N.A.) in the principal amount of Five Hundred Thousand ($500,000.00) Dollars and amends same by changing the maturity date from "September 30, 2005" to "December 31, 2005". All other payment terms shall remain the same and the new date on which all principal, interest and fees shall be due and payable is December 31, 2005.


ATTEST:                                 RONSON AVIATION, INC.


By:                                     By:
   ------------------------------          -------------------------------------
         Daryl K. Holcomb                  Louis V. Aronson, II
         Vice President                    President and Chief Executive Officer



ACCEPTED AND AGREED:

BANK OF AMERICA, N.A.,
successor-by-merger to Fleet National Bank


By:
   -------------------------------
         Kathleen Auth
         Vice President